Exhibit 10.7
[EXECUTION]
THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (herein called this “Amendment”) dated as of December 19, 2007, by and among Devon Energy Corporation, a Delaware corporation (the “US Borrower”), Northstar Energy Corporation, a Nova Scotia unlimited liability company, and Devon Canada Corporation, a Nova Scotia unlimited liability company (the “Canadian Borrowers” and, together with the US Borrower, the “Borrowers”), Bank of America, N.A., individually and as administrative agent (the “Administrative Agent”), and the Lenders party to this Amendment.
WITNESSETH:
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders entered into that certain Amended and Restated Credit Agreement effective as of April 7, 2006 (as amended or supplemented to the date hereof, the “Original Agreement”), for the purpose and consideration therein expressed, whereby the Lenders became obligated to make loans to the Borrowers as therein provided; and
     WHEREAS, the Borrowers, the Administrative Agent and the Lenders party to this Amendment desire to amend the Original Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the Loans which may hereafter be made by the Lenders to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
     § 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.
     § 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this section.
     “Amendment” means this Third Amendment to the Original Agreement.
     “Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II.
     § 2.1 Defined Terms. Subsection (x) of the definition of “Permitted Liens” and the portion of such definition following subsection (x) set forth in Section 1.01 of the Original Agreement are hereby deleted and the following is hereby added to the definition of “Permitted Liens” immediately after subsection (w) thereof to read as follows:
     “(x) Liens securing obligations permitted by Section 9.01(o) on assets of the Restricted Subsidiaries which have incurred such obligations; and
     (y) in addition to Liens permitted by clauses (a) through (x) above, Liens on property or assets if the aggregate liabilities secured thereby do not exceed two percent (2%) of Consolidated Assets;
provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender that the Indebtedness subject to or secured by any such Permitted Lien ranks (apart from the effect of any Lien included in or inherent in any such Permitted Liens) in priority to the Obligations.”
     § 2.2 Indebtedness. Subsection (o) of Section 9.01 of the Original Agreement is hereby deleted and the following new subsections (o) and (p) are hereby added immediately after subsection (n) thereof to read as follows:
     “(o) Indebtedness of the Restricted Subsidiaries owed to a Guarantor arising under securities purchase or repurchase agreements between such Persons, which relate to securities evidencing equity interests in the Subsidiaries; and
     (p) miscellaneous items of Indebtedness of all Restricted Subsidiaries not otherwise permitted in subsections (a) through (o) which do not exceed at any one time an aggregate outstanding amount equal to the greater of US $800,000,000 and five percent (5%) of Consolidated Net Worth determined as of the end of the most recent Fiscal Quarter.”
ARTICLE III.

CONDITIONS OF EFFECTIVENESS
     §3.1. Documents to be Delivered.
     (a) This Amendment shall become effective as of the date set forth above (the “Effective Date”) when the Administrative Agent shall have received all of the following, at the Administrative Agent’s office:
     (i) This Amendment duly executed and delivered by the Borrowers, the Administrative Agent and the Required Lenders.
     (ii) The Consent and Agreement attached hereto duly executed and delivered by Devon Financing, U.L.C.

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     (iii) A Certificate of the US Borrower of even date herewith signed by a Responsible Officer of the US Borrower (i) certifying that Borrowers have taken all action necessary to authorize the execution and delivery of this Amendment and (ii) certifying that before and after giving effect to this Amendment, (A) the representations and warranties contained in Article IV of this Amendment, in Article VII of the Original Agreement and in the other Loan Documents made by it are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and (B) no Default exists.
     (b) All commitment, facility, agency, and to the extent invoiced prior to the Effective Date, legal and other fees that are due on or before the date hereof and are required to be paid or reimbursed to any Lender pursuant to any Loan Documents or any commitment agreement heretofore entered into shall have been paid.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
     § 4.1. Representations and Warranties of the Borrowers. In order to induce each Lender to enter into this Amendment, each Canadian Borrower represents and warrants to each Lender with respect to the following matters applicable to it and its Subsidiaries that, and the US Borrower represents and warrants to each Lender with respect to all of the following matters that:
     (a) The representations and warranties contained in Article VII of the Original Agreement and the other Loan Documents made by it are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date.
     (b) Each Borrower is duly authorized to execute and deliver this Amendment and is duly authorized to borrow monies and to perform its obligations under the Original Agreement. Each Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.
     (c) The execution and delivery by each Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (A) any Law, (B) the Organization Documents of such Borrower, or (C) any agreement, judgment, license, order or permit applicable to or binding upon such Borrower unless such conflict would not reasonably be expected to have a Material Adverse Effect, or (ii) result in the acceleration of any Indebtedness of such Borrower which would reasonably be expected to have a Material Adverse Effect, or (iii) result in or require the creation of any Lien upon any assets or properties of such Borrower which would reasonably be expected to have a Material Adverse Effect, except

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as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by such Borrower of this Amendment or to consummate any transactions contemplated by this Amendment, unless failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.
     (d) When duly executed and delivered, each of this Amendment and the Original Agreement (as amended by this Amendment) will be a legal and binding obligation of each Borrower, enforceable in accordance with its terms, except as limited by Debtor Relief Laws.
     (e) No Default exists on the Effective Date.
ARTICLE V.
MISCELLANEOUS
     § 5.1. Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement, as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Original Agreement or any other Loan Document nor constitute a waiver of any provision of the Original Agreement or any other Loan Document.
     § 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of the Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Original Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Loan Party under this Amendment and under the Original Agreement.
     § 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Original Agreement pertaining to Loan Documents apply hereto.
     § 5.4. Governing Law. This amendment shall be governed by, and construed in accordance with, the law of the state of New York; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law.
     § 5.5. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

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     § 5.5. Ratification of Canadian Guaranty of Devon Energy Corporation. Devon Energy Corporation, a Delaware corporation, hereby (i) ratifies and confirms the Canadian Guaranty effective as of April 7, 2006 made by it for the benefit of the Administrative Agent and the Canadian Lenders, (ii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iii) agrees that such Canadian Guaranty shall remain in full force and effect.
     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

DEVON ENERGY CORPORATION,
as the US Borrower

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President — Corporate Finance and Treasurer

NORTHSTAR ENERGY CORPORATION,
as a Canadian Borrower

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President — Treasurer

DEVON CANADA CORPORATION,
as a Canadian Borrower

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President — Treasurer

CONSENT AND AGREEMENT
     Devon Financing Corporation, U.L.C., a Nova Scotia unlimited company, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty effective as of April 7, 2006 (the “Guaranty”) made by it for the benefit of the Administrative Agent and the Lenders, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the Guaranty shall remain in full force and effect.

DEVON FINANCING CORPORATION,
U.L.C.

By:	/s/ Jeffrey A. Agosta
Name:	Jeffrey A. Agosta
Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Renita Cummings
Name:	Renita Cummings
Title:	Agency Management Office, AVP.

BANK OF AMERICA, N.A., by its Canada branch, as Administrative Agent

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender, a US L/C Issuer, and a US Swing Line Lender

By:	/s/ Gabe Gomez
Name:	Gabe Gomez
Title:	Vice President

BANK OF AMERICA, N.A., by its Canada branch, as a Canadian Lender, a Canadian L/C Issuer, and a Canadian Swing Line Lender

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender and a US L/C Issuer

By:	/s/ Robert Traband
Name:	Robert Traband
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., Toronto Branch, as a Canadian Lender

By:	/s/ Drew McDonald
Name:	Drew McDonald
Title:	Executive Director

ABN AMRO BANK N.V., as a Lender

By:	/s/ John D. Reed
Name:	John D. Reed
Title:	Director

By:	/s/ Todd D. Vaubel
Name:	Todd V. Vaubel
Title:	Vice President

ABN AMRO BANK N.V., as a Canadian Lender

By:	/s/ Margot Cordina
Name:	Margot Cordina
Title:	Vice President

By:	/s/ Daniel Cabrera
Name:	Daniel Cabrera
Title:	Assistant Vice President

BMO CAPITAL MARKETS FINANCING, INC. (formerly HARRIS NESBITT FINANCING, INC., as a Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

BANK OF MONTREAL, as a Canadian Lender

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Vice President

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nikolai von Mengden
Name:	Nikolai von Mengden
Title:	Senior Vice President

By:	/s/ Gina Hoey
Name:	Gina Joey
Title:	Vice President
Address:	560 Lexington Ave.
New York, NY 10022
Contact:	Craig Anderson

BNP PARIBAS, as a Lender

By:	/s/ Betsy Jocher
Name:	Betsy Jocher
Title:	Director

By:	/s/ Polly Schott
Name:	Polly Schott
Title:	Vice President

BNP PARIBAS (CANADA), as a Canadian Lender

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

By:	/s/ Krista McLeod
Name:	Krista McLeod
Title:	Assistant Vice President

CREDIT SUISSE, Cayman Islands Branch, as a Lender

By:	/s/ Brian Caldwell
Name:	Brian Caldwell
Title:	Director

By:	/s/ Laurence Lapeyre
Name:	Laurence Lapeyre
Title:	Associate

CREDIT SUISSE TORONTO BRANCH, as a Canadian Lender

By:	/s/ Alain Daoust
Name:	Alain Daoust
Title:	Director

By:	/s/ Bruce Wetherly
Name:	Bruce Wetherly
Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Rainer Meier
Name:	Rainer Meier
Title:	Vice President

By:	/s/ Heidi Sandquist
Name:	Heidi Sandquist
Title:	Vice President

DEUTSCHE BANK AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Robert A. Johnson
Name:	Robert A. Johnson
Title:	Vice President

By:	/s/ Marcellus Leung
Name:	Marcellus Leung
Title:	Assistant Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Louis Alder
Name:	Louis Alder
Title:	Director

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Linda M. Stephens
Name:	Linda M. Stephens
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Canadian Lender

By:	/s/ Debra A. Giles
Name:	Debra A. Giles
Title:	Authorized Signatory

SOCIETE GENERALE, as a Lender

By:	/s/ Christian Nelly
Name:	Christian Nelly
Title:	Vice President

SOCIETE GENERALE (CANADA BRANCH), as a Canadian Lender

By:	/s/ David Baldoni
Name:	David Baldoni
Title:	Managing Director

By:	/s/ Paul Primavesi
Name:	Paul Primavesi
Title:	Vice President

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By:	/s/ David B. Julie
Name:	David B. Julie
Title:	Associate Director

UBS AG CANADA BRANCH, as a Canadian Lender

By:	/s/ Amy Fung
Name:	Amy Fung
Title:	Director

By:	/s/ David Hanslip
Name:	David Hanslip
Title:	Controller

UMB BANK, N.A., as a Lender

By:	/s/ Mary Wolf
Name:	Mary Wolf
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Christina Faith
Name:	Christina Faith
Title:	Vice President